SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 12, 2003

(Date of earliest event reported)

ONYX ACCEPTANCE FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	333-103244	33-0639768

(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

27051 Towne Centre Drive, Suite 200 Foothill Ranch, California (Address of Principal Executive Offices)		92610 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 465-3500

Item 5. Other Events.
Composition of the Initial Contracts
Distribution by APRs of the Initial Contracts
Geographic Concentration of the Initial Contracts
Composition of the Subsequent Contracts
Distribution by APRs of the Subsequent Contracts
Geographic Concentration of the Subsequent Contracts
Composition of the Prefunded Contracts
Distribution by APRs of the Prefunded Contracts
Geographic Concentration of the Prefunded Contracts
Signatures

Item 5. Other Events.

     Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-103244) filed with the Securities and Exchange Commission (the “Commission”) on February 14, 2003 and Amendment No. 1 thereto filed with the Commission on April 25, 2003 (as amended, the “Registration Statement”), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus, dated October 23, 2003 and the related Prospectus Supplement, dated October 23, 2003 (collectively, the “Prospectus”), which was filed with the Commission pursuant to Rule 424(b)(5) on October 27, 2003, with respect to the Registrant’s Auto Loan Backed Notes, Series 2003-D (the “Offered Notes”).

     The Offered Notes were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill”) and Credit Suisse First Boston LLC (“CS First Boston” and, together with Merrill, the “Underwriters”) pursuant to the terms of the Underwriting Agreement dated as of October 23, 2003 (the “Underwriting Agreement”) between the Registrant and Merrill, as representative of itself and CS First Boston.

     The Notes were issued pursuant to an Indenture dated as of October 1, 2003 (the “Indenture”) among Onyx Acceptance Owner Trust 2003-D (the “Trust”) and JPMorgan Chase Bank, as Indenture Trustee (the “Indenture Trustee”).

     The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts (the “Contracts”) secured by new and used automobiles, light-duty trucks and vans (the “Financed Vehicles”), funds deposited in a segregated trust account to acquire additional Contracts, certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the related Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

     Residual Interest Instruments that represent undivided ownership interests in the Trust were issued pursuant to the Amended and Restated Trust Agreement dated as of October 30, 2003 (the “Trust Agreement”) among the Registrant, as Depositor, Chase Manhattan Bank USA, National Association, as Owner Trustee, and JPMorgan Chase Bank, as Trust Agent.

     The Contracts were sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement dated as of October 1, 2003 (the “Sale and Servicing Agreement”) among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and JPMorgan Chase Bank, as Indenture Trustee and Trust Agent. The Trust acquired certain Contracts (the “Initial Contracts”) with a total principal balance of $136,191,832.20 (the “Initial Cut-Off Pool Balance”) as of October 1, 2003 (the “Initial Cut-Off Date”). The Trust also acquired certain additional Contracts (the “Subsequent Contracts”) originated or purchased on or after the Initial Cut-Off Date but on or before October 28, 2003 (the “Subsequent Cut-Off Date”) with a total principal balance of $100,720,234.78 (the “Subsequent Cut-Off Pool Balance”). Additionally, the Trust

     used funds on deposit in a segregated trust account (the “Prefunding Account”) to acquire additional Contracts (the “Prefunded Contracts”) with a total principal balance of $163,087,933.26 as of the related cut-off dates (each a “Prefunding Cut-Off Date”) during the period from the Subsequent Cut-Off Date until December 12, 2003.

     Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.

Composition of the Initial Contracts

Aggregate principal balance	$136,191,832.20
Number of contracts	10,541
Average principal balance outstanding	$12,920.20
Average original amount financed	$16,134.89
Original amount financed (range)	$2,000.00 - $65,000.00
Weighted average APR	9.69%
APR (range)	1.90% to 25.00%
Weighted average original term	60.30 mos.
Original term (range)	12 to 72 mos.
Weighted average remaining term	54.60 mos.
Remaining term (range)	7 to 72 mos.

Distribution by APRs of the Initial Contracts

				% of Initial
	Number of Initial	% of Initial	Principal	Cut-Off Pool
APR Range	Contracts	Contracts	Balance	Balance

0.000% to 3.000%	5	0.05%	$100,114.93	0.07%
3.001% to 4.000%	285	2.70%	5,781,240.79	4.24%
4.001% to 5.000%	872	8.27%	17,320,733.87	12.72%
5.001% to 6.000%	919	8.72%	17,585,118.56	12.91%
6.001% to 7.000%	848	8.04%	15,653,071.57	11.49%
7.001% to 8.000%	767	7.28%	11,534,037.87	8.47%
8.001% to 9.000%	683	6.48%	9,474,516.86	6.96%
9.001% to 10.000%	737	6.99%	8,686,496.17	6.38%
10.001% to 11.000%	521	4.94%	5,646,122.62	4.15%
11.001% to 12.000%	561	5.32%	6,268,828.48	4.60%
12.001% to 13.000%	583	5.53%	6,021,734.73	4.42%
13.001% to 14.000%	526	4.99%	4,921,426.71	3.61%
14.001% to 15.000%	589	5.59%	5,289,565.79	3.88%
15.001% to 16.000%	695	6.59%	6,237,110.25	4.58%
16.001% to 17.000%	574	5.45%	4,750,522.91	3.49%
17.001% to 18.000%	469	4.45%	3,721,760.85	2.73%
18.001% to 19.000%	274	2.60%	2,242,731.26	1.65%
19.001% to 20.000%	225	2.13%	1,849,453.74	1.36%
20.001% to 21.000%	229	2.17%	1,723,414.50	1.27%
Over 21.000%	179	1.70%	1,383,829.74	1.02%

Totals	10,541	100.00%*	$136,191,832.20	100.00%*

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Initial Contracts

	Number	% of		% of
	of Initial	Initial	Principal	Initial Cut-Off
State	Contracts	Contracts	Balance	Pool Balance

Alabama	68	0.65%	$1,119,789.85	0.82%
Arizona	430	4.08%	5,829,245.34	4.28%
California	2,590	24.57%	36,327,761.99	26.67%
Colorado	146	1.39%	1,626,616.34	1.19%
Connecticut	33	0.31%	418,999.99	0.31%
Delaware	99	0.94%	1,320,268.87	0.97%
Florida	797	7.56%	9,379,359.72	6.89%
Georgia	636	6.03%	8,146,660.75	5.98%
Idaho	62	0.59%	779,550.93	0.57%
Illinois	675	6.40%	8,052,535.76	5.91%
Indiana	124	1.18%	1,287,264.30	0.95%
Iowa	92	0.87%	1,304,844.21	0.96%
Kansas	59	0.56%	871,668.20	0.64%
Kentucky	58	0.55%	614,298.68	0.45%
Maryland	175	1.66%	2,488,303.32	1.83%
Massachusetts	182	1.73%	2,475,518.88	1.82%
Michigan	566	5.37%	6,500,568.58	4.77%
Minnesota	92	0.87%	1,317,011.21	0.97%
Mississippi	8	0.08%	123,914.15	0.09%
Missouri	241	2.29%	3,251,133.65	2.39%
Montana	16	0.15%	222,411.79	0.16%
Nebraska	29	0.28%	439,014.86	0.32%
Nevada	297	2.82%	3,816,651.87	2.80%
New Hampshire	65	0.62%	787,048.88	0.58%
New Jersey	523	4.96%	6,217,949.37	4.57%
North Carolina	464	4.40%	5,784,078.57	4.25%
Ohio	64	0.61%	879,594.11	0.65%
Oklahoma	73	0.69%	1,100,691.53	0.81%
Oregon	155	1.47%	1,769,767.92	1.30%
Pennsylvania	328	3.11%	4,183,738.90	3.07%
South Carolina	127	1.20%	1,639,090.02	1.20%
Tennessee	187	1.77%	2,290,895.49	1.68%
Texas	365	3.46%	5,134,304.20	3.77%
Utah	94	0.89%	1,351,818.38	0.99%
Virginia	430	4.08%	5,281,333.71	3.88%
Washington	188	1.78%	2,030,130.10	1.49%
West Virginia	3	0.03%	27,997.78	0.02%

Totals	10,541	100.00%*	$136,191,832.20	100.00%*

*	Percentages may not add to 100% because of rounding.

     Set forth below is certain data concerning the Subsequent Contracts as of the Subsequent Cut-Off Date:

Composition of the Subsequent Contracts

Aggregate principal balance	$100,720,234.78
Number of Contracts	6,564
Average principal balance outstanding	$15,344.34
Average original amount financed	$15,344,34
Original amount financed (range)	$2,082.80 to $75,000.00
Weighted average APR	8.71%
APR (range)	0.010% to 25.000%
Weighted average original term	60.72 mos.
Original term (range)	12 to 72 mos.
Weighted average remaining term	60.55 mos.
Remaining term (range)	11 to 72 mos.

Distribution by APRs of the Subsequent Contracts

	Number of
	Subsequent	% of Subsequent	Principal	% of Final Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance

0.000% to 3.000%	6	0.09%	$130,810.86	0.13%
3.001% to 4.000%	255	3.88%	5,225,440.65	5.19%
4.001% to 5.000%	741	11.29%	14,930,873.51	14.82%
5.001% to 6.000%	815	12.42%	16,218,246.31	16.10%
6.001% to 7.000%	702	10.69%	12,730,609.79	12.64%
7.001% to 8.000%	609	9.28%	10,128,662.28	10.06%
8.001% to 9.000%	490	7.46%	7,388,871.71	7.34%
9.001% to 10.000%	486	7.40%	6,561,125.85	6.51%
10.001% to 11.000%	357	5.44%	4,570,468.88	4.54%
11.001% to 12.000%	306	4.66%	3,733,211.85	3.71%
12.001% to 13.000%	321	4.89%	3,509,354.86	3.48%
13.001% to 14.000%	272	4.14%	3,257,557.07	3.23%
14.001% to 15.000%	246	3.75%	2,797,074.88	2.78%
15.001% to 16.000%	203	3.09%	2,250,171.96	2.23%
16.001% to 17.000%	163	2.48%	1,777,673.82	1.76%
17.001% to 18.000%	158	2.41%	1,655,579.32	1.64%
18.001% to 19.000%	124	1.89%	1,203,692.43	1.20%
19.001% to 20.000%	76	1.16%	745,202.82	0.74%
20.001% to 21.000%	102	1.55%	867,913.81	0.86%
Over 21.000%	132	2.01%	1,037,692.12	1.03%

Totals	6,564	100.00%*	100,720,234.78	100.00%*

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Subsequent Contracts

	Number of
	Subsequent	% of Subsequent	Principal	% of Final Cut-Off
State	Contracts	Contracts	Balance	Pool Balance

Alabama	69	1.05%	1,123,343.36	1.12%
Arizona	231	3.52%	3,613,912.76	3.59%
California	1,393	21.22%	22,935,934.44	22.77%
Colorado	100	1.52%	1,385,688.74	1.38%
Connecticut	33	0.50%	442,935.81	0.44%
Delaware	56	0.85%	836,421.30	0.83%
Florida	455	6.93%	6,949,936.97	6.90%
Georgia	298	4.54%	5,094,559.86	5.06%
Idaho	46	0.70%	700,905.36	0.70%
Illinois	394	6.00%	5,782,797.17	5.74%
Indiana	48	0.73%	719,149.46	0.71%
Iowa	84	1.28%	1,161,131.74	1.15%
Kansas	58	0.88%	969,661.45	0.96%
Kentucky	31	0.47%	390,116.66	0.39%
Maryland	106	1.61%	1,866,990.75	1.85%
Massachusetts	133	2.03%	1,917,581.52	1.90%
Michigan	327	4.98%	4,794,281.44	4.76%
Minnesota	64	0.98%	939,727.48	0.93%
Mississippi	13	0.20%	203,891.45	0.20%
Missouri	175	2.67%	2,580,833.96	2.56%
Montana	21	0.32%	218,168.00	0.22%
Nebraska	16	0.24%	221,073.53	0.22%
Nevada	196	2.99%	2,770,420.20	2.75%
New Hampshire	56	0.85%	707,028.23	0.70%
New Jersey	372	5.67%	5,228,376.33	5.19%
North Carolina	306	4.66%	5,119,972.14	5.08%
Ohio	62	0.94%	823,484.50	0.82%
Oklahoma	101	1.54%	1,551,571.16	1.54%
Oregon	110	1.68%	1,543,304.84	1.53%
Pennsylvania	294	4.48%	4,093,626.06	4.06%
South Carolina	75	1.14%	1,158,409.29	1.15%
South Dakota	2	0.03%	36,443.00	0.04%
Tennessee	126	1.92%	1,754,054.25	1.74%
Texas	278	4.24%	4,619,067.71	4.59%
Utah	41	0.62%	631,672.26	0.63%
Virginia	281	4.28%	4,473,600.00	4.44%
Washington	102	1.55%	1,165,828.12	1.16%
West Virginia	11	0.17%	194,333.48	0.19%

Totals	6,564	100.00%*	100,720,234.78	100.00%*

*	Percentages may not add to 100% because of rounding.

     Set forth below is certain data concerning the Prefunded Contracts as of the Prefunded Cut-Off Date:

Composition of the Prefunded Contracts

Aggregate principal balance	$163,087,933.26
Number of Contracts	10,716
Average principal balance outstanding	$15,219,11
Average original amount financed	$15,222.58
Original amount financed (range)	$2,143.58 to $74,682.71
Weighted average APR	9.45%
APR (range)	3.190% to 25.000%
Weighted average original term	60.60 mos.
Original term (range)	12 to 72 mos.
Weighted average remaining term	60.57 mos.
Remaining term (range)	12 to 72 mos.

Distribution by APRs of the Prefunded Contracts

				% of Prefunded
	Number of Prefunded	% of Prefunded	Principal	Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance

0.000% to 3.000%	0	0.00%	$0	0.00%
3.001% to 4.000%	112	1.05%	2,203,615.71	1.35%
4.001% to 5.000%	579	5.40%	12,261,336.45	7.52%
5.001% to 6.000%	1,454	13.57%	29,751,223.51	18.24%
6.001% to 7.000%	1,222	11.40%	22,931,243.37	14.06%
7.001% to 8.000%	1,026	9.57%	17,548,209.06	10.76%
8.001% to 9.000%	886	8.27%	13,861,512.89	8.50%
9.001% to 10.000%	884	8.25%	12,578,080.41	7.71%
10.001% to 11.000%	575	5.37%	7,736,032.56	4.74%
11.001% to 12.000%	504	4.70%	6,404,307.63	3.93%
12.001% to 13.000%	584	5.45%	7,154,862.03	4.39%
13.001% to 14.000%	468	4.37%	5,611,725.74	3.44%
14.001% to 15.000%	451	4.21%	5,129,624.65	3.15%
15.001% to 16.000%	447	4.17%	4,978,855.48	3.05%
16.001% to 17.000%	369	3.44%	4,093,044.11	2.51%
17.001% to 18.000%	353	3.29%	3,691,194.01	2.26%
18.001% to 19.000%	250	2.33%	2,464,702.85	1.51%
19.001% to 20.000%	180	1.68%	1,703,237.15	1.04%
20.001% to 21.000%	140	1.31%	1,097,854.97	0.67%
Over 21.000%	232	2.16%	1,887,270.68	1.16%

Totals	10,716	100.00%*	$163,087,933.26	100.00%*

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Prefunded Contracts

	Number of Prefunded	% of Prefunded	Principal	% of Prefunded Pool
State	Contracts	Contracts	Balance	Balance

Alabama	96	0.90%	1,409,968.87	0.86%
Arizona	480	4.48%	7,391,508.05	4.53%
California	2,338	21.82%	39,064,019.77	23.95%
Colorado	126	1.18%	1,738,632.68	1.07%
Connecticut	55	0.51%	701,616,80	0.43%
Delaware	123	1.15%	1,720,877.75	1.06%
Florida	808	7.54%	12,277,577.08	7.53%
Georgia	520	4.85%	8,217,366.98	5.04%
Idaho	55	0.51%	820,643.41	0.50%
Illinois	657	6.13%	9,213,424.81	5.65%
Indiana	121	1.13%	1,513,014.44	0.93%
Iowa	104	0.97%	1,412,679.44	0.87%
Kansas	100	0.93%	1,530,069.64	0.94%
Kentucky	56	0.52%	832,214.48	0.51%
Maryland	251	2.34%	4,142,869.09	2.54%
Massachusetts	206	1.92%	2,813,777.00	1.73%
Michigan	493	4.60%	6,400,576.65	3.92%
Minnesota	123	1.15%	1,751,606.82	1.07%
Missouri	265	2.47%	3,862,870.79	2.37%
Mississippi	21	0.20%	390,256.99	0.24%
Montana	29	0.27%	405,921.94	0.25%
Nebraska	18	0.17%	262,772.89	0.16%
Nevada	319	2.98%	4,585,197.37	2.81%
New Hampshire	92	0.86%	1,231,285.87	0.75%
New Jersey	532	4.96%	7,693,235.91	4.72%
North Carolina	357	3.33%	5,904,833.76	3.62%
North Dakota	1	0.01%	8,033.00	0.00%
Ohio	158	1.47%	2,488,978.36	1.53%
Oklahoma	72	0.67%	1,064,547.95	0.65%
Oregon	155	1.45%	2,183,030.95	1.34%
Pennsylvania	490	4.57%	7,243,081.15	4.44%
South Carolina	128	1.19%	2,140,500.02	1.31%
South Dakota	7	0.07%	121,703.64	0.07%
Tennessee	189	1.76%	2,705,496.23	1.66%
Texas	432	4.03%	6,961,298.31	4.27%
Utah	99	0.92%	1,370,309.42	0.84%
Vermont	1	0.01%	14,059.06	0.01%
Virginia	448	4.18%	6,779,118.16	4.16%
Washington	172	1.61%	2,396,068.98	1.47%
West Virginia	18	0.17%	316,018.24	0.19%
Wisconsin	1	0.01%	6,870.51	0.00%

Totals	10,716	100.00%*	163,087,933.26	100.00%*

*	Percentages may not add to 100% because of rounding.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX ACCEPTANCE FINANCIAL CORPORATION

December 18, 2003	By:	/s/ Michael A. Krahelski

Michael A. Krahelski, Senior Vice President